ps bozenbury.txt

                                                                   Exhibit 10.H
     1   PURCHASE AND SALE:      Haber, Inc.        ("Buyer")
                          -------------------------

     2   agrees to buy and    Gregg Bozenbury       ("Seller")
                         --------------------------

     3   agrees to sell the property described as: Street Address:
         2455 NW 16th Boulevard
     4   Okeechobee, FL 34974

     5   Legal Description:
         Okeechobee County Industrial Authority Park Lot 9
     6
     7   and the following Personal Property:
     8
     9 (all collectively referred to as the "Property") on the terms and condition set forth below. The "Effective Date" of this contract is
     10 the date on which the last of the Parties signs the latest offer. Time is of the essence in this contract. Time period of 5 days or less will
     11 be computed without including of Saturday, Sunday,or national legal holidays and any time period ending on a Saturday, Sunday or national
     12 legal holiday will he extended until 5:00 p.m. of the next business day.

     13  2. PURCHASE PRICE:

     $        725,000.00

     14        (a) Deposit held in escrow by Cassels and McCall- NON-REFUNDABLE
     $        20,000.00
     -----------------
     15        (b) Additional deposit to be made within ______days from
                Effective Date
     -----------------
     16        (c) Total mortgages (as referenced in Paragraph 3)
     -----------------
     17        (d) other: PMM, See Addenda
     $        625,000.00
     -----------------
     18        (e) Balance to close, subject to adjustments and
     $        80,000.00
                prorations, to be made with cash, locally drawn
     -----------------
     19         certified or cashier's check or wire transfer.

     20  3. THIRD PARTY FINANCING: Within____ days from Effective Date
            ("Application Period"), Buyer will, at Buyer's expense, apply for

     21 third party financing in the amount of $___________or__________% of the purchase price to be amortized over a period or____________

     22 years and due in no less than_______years and with a fixed interest rate not to exceed [_] ___________% per year or variable

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     23 interest rate not to exceed [_] _______% at origination with a lifetime cap not to exceed_______%from initial rate, with additional terms as follows:

     24

     25 Buyer will pay for the mortgagee title insurance policy and for all loan expenses. Buyer will timely provide any and all credit.

     26 employment, financial and other information reasonably required by any lender. Buyer will notify Seller immediately upon obtaining

     27 financing or being rejected by a lender if Buyer, after diligent effort, fails to obtain a written commitment within____days from

     28 Effective Date ("Financing Period"), Buyer may cancel the contract by giving prompt notice to Seller and Buyer's deposit(s) will be

     29     returned to Buyer in accordance with Paragraph 9.

     30 Buyer (ABC)(___) and Seller (GB)(GB) acknowledge receipt of a copy of this page, which is 1 of 5pages. 8/11/05 cc-2 (c) 1997 Florida Association of REALTORS(R) All rights reserved
             [Graphic omitted]

     31     4. TITLE: seller has the legal capacity to and will convey marketable title to the Property by [_] statutory warranty deed
     32     [x] other Leasehold Estate, free of liens, easements and
            encumbrances of record or known to seller,
     33     but subject to property taxes for the year of closing; covenants, restrictions and public utility easements of record; and (list any
     34     other matters to which title will be subject)_____________________
     35     __________________________________________________________________
     36     Provided there exists at closing no violation of the foregoing and none of them prevents Buyer's intended use of the Property as
     37     chemical Processing Plant  - Industrial

     38    (a)  Evidence of Title: seller will, at (check one) [_]seller's
           [x]  Buyer's expense and within 10 days [_] from Effective Date
     39         [X] prior to closing Date [_] from date Buyer meets or waives financing contingency in Paragraph 3, deliver to Buyer (check one)
     40         [X] a title insurance commitment by a Florida licensed title insurer and, upon Buyer recording the deed, an owner's policy in
     41         the amount of the purchase price for fee simple title subject only to exceptions stated above.
     42         [_] an abstract of title, prepared or brought current by an existing abstract firm or certified as correct by an existing firm.
     43         However, if such an abstract is not available to Seller, then a prior owner's title policy acceptable to the proposed insurer as
     44         a base for reissuance of coverage. The prior policy will
                include copies of all policy exceptions and an update in a format
     45         acceptable to Buyer from the policy effective date and
                certified to Buyer or Buyer's dosing agent together with copies of all
     46         documents recited in the prior policy and in the update.

     47 (b) Title Examination: Buyer will, within 15days from receipt of the evidence of title deliver written notice to seller of title
     48 defects. Title will be deemed acceptable to Buyer if (1) Buyer fails to deliver proper notice of defects or (2) Buyer delivers


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     49     proper written notice and seller cures the defects within 10 days from receipt of the notice ("curative Period"). If the defects are
     50     cured within the curative Period, closing will occur within 10 days from receipt by Buyer of notice of such curing. Seller may elect
     51     not to cure defects if seller reasonably believes any defect cannot be cured within the curative Period. If the defects are not cured
     52     within the Curative Period, Buyer will have 10 days from receipt of notice of seller's inability to cure the defects to elect whether
     53     to terminate this contract or accept title subject to existing defects and close the transaction without reduction in purchase
     54     price. The party who pays for the evidence of title will also pay related title service fees including title and abstract charges and
     55     title examination.

     56          (c) Survey:(check applicable provisions below) [x] seller
     57          will, within 15 days from Effective Date, deliver to Buyer copies of prior surveys, plans specifications, and engineering
     58          documents, if any, and the following documents relevant to this transaction:___________ prepared for Seller or in
     59          seller's possession, which show all currently existing
     60          structures. [_] Buyer will at [_] seller's [_] Buyer's
     61          expense and within the time period allowed to deliver
     62          and examine title evidence, obtain a current certified
                 survey of the Property from a registered surveyor. If the survey reveals encroachments on the Property or that the
     63          improvements encroach on the lands of another, [_] Buyer will accept the Property with existing encroachments [_] such
     64          encroachments will constitute a title defect to be cured
                 within the curative Period.

     65 (d) ingress and Egress: Seller warrants that the Property presently has ingress and egress.

     66 (e) Possession; seller will deliver possession and keys for all locks and alarms to Buyer at closing.

     67  5. CLOSING DATE AND PROCEDURE: This transaction will be closed in
     68 Okeechobee county, Florida on or before the ___________, _____________ or within 90 days from Effective Date ("Closing Date"), unless
     69 otherwise extended herein. [x] seller [_] Buyer will designate the closing agent. Buyer and seller will, withinl0 days from Effective
     70 Date, deliver to Escrow Agent signed instructions which provide for closing procedure. If an institutional lender is providing purchase
     71 funds, lender requirements as to place, time of day and closing procedures will control over any contrary provisions in this Contract.

     72 (a) Costs: Buyer will pay taxes and recording fees on notes, mortgages end financing statements and recording fees or the deed.
     73 Seller will pay taxes on the deed and recording fees for documents needed to cure title defects. If seller is obligated to discharge
     74 any encumbrance at or prior to closing and fails to do so, Buyer may use purchase proceeds to satisfy the encumbrances.

     75     (b) Documents: Seller will provide the deed, bill of sale, mechanic's lien affidavit, assignments of leases, updated rent roll
     76     tenant and lender estoppel letters, assignments of permits and licenses, corrective instruments and letters notifying tenants of
     77     the change In ownership/rental agent. If any tenant refuses to execute an estoppel letter, Seller will certify that information
     78     regarding the tenant's lease is correct. If seller is a


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              corporation, Seller will deliver a resolution of its Board of
     79 Directors authorizing the sale and delivery of the deed and certification by the corporate secretary certifying the
     80 resolution and setting forth facts showing the conveyance oo6 forms with the requirements of local law. Seller will transfer
     81 security deposits to Buyer. Buyer will provide the closing statement, mortgages and notes, security agreements and financing statements.
     82 Buyer (ABC) (_) and seller (GB) (GB) acknowledge receipt of a copy of this page, which is 2 of 5 pages. 8/11/05

     83       (c) Taxes, Assessments, and Prorations: The following items will be made current and prorated [x] as of closing Date [_] as of
     84       _______________: real estate taxes, bond and assessment payments assumed by Buyer, interest, rents, association dues, insurance
     85       premiums acceptable to Buyer, operational expenses and If the
     86       amount of taxes and assessments for the current year cannot be ascertained, rates for the previous year will be used with due
     87       allowance being made for improvements and exemptions. seller is aware of the following assessments affecting or potentially
     88       affecting the Property: Buyer will be responsible for all
     89       assessments of any kind which become due and owing on or after
              Effective Date, unless the improvement is substantially
     90       completed as of closing Date, in which case Seller will be
     91       obligated to pay the entire assessment. (d) FIRPTA Tax
              withholding; The Foreign Investment in Real Property Act
              ("FIRPTA") requires Buyer to withhold at closing a portion of the
     92       purchase proceeds for remission to the internal Revenue service
              ("I.R.S.") if Seller is a "foreign person" as defined by the
     93       Internal Revenue Code. The parties agree to comply with the provisions of FIRPTA and to provide, at or prior to closing,
     94       appropriate documentation to establish any applicable
              exemption from the withholding requirement. If withholding is
     95       required and Buyer does not have cash sufficient at closing to meet the withholding requirement, seller will provide the
     96       necessary funds and Buyer will provide proof to seller that such funds were property remitted to the I.R.S.

     97   6.  ESCROW: Buyer and seller authorize Cassels and McCall-
          NON-REFUNDABLE

     98.  Telephone:  (863) 763-3131 Facsimile: (863) 763-1031
          Address: 400 NW 2nd street: Okeechobee, FL    34972
     99   _____________________________________________to act as "Escrow Agent"
     100 to receive funds and other items and, subject to clearance, disburse them in accordance with the terms of this Contract. Escrow
     101 Agent will deposit all funds received in [x] a non-interest bearing escrow account [_] an interest bearing escrow account with interest
     102  accruing to with interest disbursed (check one)[_] at closing
     103 [_] at intervals. If Escrow Agent receives conflicting demands or has a good faith doubt as to Escrow
     104 Agent's duties or liabilities under this Contract, he/she may (a) hold the subject matter of the escrow until the parties mutually
     105 agree to its disbursement or until issuance of a court order or decision of arbitrator determining the parties'rights regarding
     106 the escrow or (b) deposit the subject matter of the escrow with the clerk of the circuit court having jurisdiction over the
     107 disputer upon notifying the parties of such action, Escrow Agent will be released from all liability except for the duty to account for
     108 items previously delivered out of escrow. If a licensed real estate broker, Escrow Agent will comply with applicable provisions of

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     109 Chapter 475, Florida Statutes. In any suit or arbitration in which Escrow Agent is made a party because of acting as agent
     110 hereunder or interpleads the subject matter of the escrow, Escrow Agent will recover reasonable attorneys' fees and costs at all
     111 levels, with such fees and costs to be paid from the escrowed funds or equivalent and charged and awarded as court or other costs in
     112  favor of the prevailing party. The parties agree that Escrow
          Agent will not be liable to any person for misdelivery to Buyer
     113 or seller of escrowed items, unless the misdelivery is due to Escrow Agent's willful breach of this Contract or gross negligence.

     114  7. PROPERTY CONDITION: seller will deliver the Property to Buyer at the time agreed in its present "as is" condition, ordinary
     115  wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. seller makes no warranties
     116  other than marketability of title. By accepting the Property "as is," Buyer waives all claims against Seller for any defects in
     117  the property. (check (a) or (b))
     118 [_] (a) As IS: Buyer has inspected the Property or waives any right to inspect and accepts the Property in its "as is" condition.
     119      [x]   (b) Due Diligence Period: Buyer will, at Buyer's expense
              and within 90 days from Effective Date ("Due Diligence Period"),
     120 determine whether the Property is suitable, in Buyer's sole and absolute discretion, for Buyer's intended use and development of
     121      the Property as specified in Paragraph 4, During the Due
              Diligence Period, Buyer may conduct any tests, analyses, surveys
     122 and investigations ("Inspections) which Buyer deems necessary to determine to Buyer's satisfaction the Property's engineering,
     123 architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision
     124 regulations; soil and grade; availability of access to public roads, water, and other utilities, consistency with local, state
     125 and regional growth management and comprehensive land use plans; availability of permits, government approvals and licenses;
     126 compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other
     127 inspections that Buyer deems appropriate to determine the suitability of the Property for Buyer's intended use and development. Buyer shall deliver written notice to Seller prior
     128 to the expiration of the Due Diligence Period of Buyer's determination of whether or not the Property is acceptable.
     129 Buyer's failure to comply with this notice requirement shall constitute acceptance of the Property in its present "as
     130 is" condition. seller grants to Buyer, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence

     131 Period for the purpose of conducting inspections; provided, however, that Buyer, its agents, contractors and assigns enter
     132 the Property and conduct inspections at their own risk. Buyer shall indemnify and hold seller harmless from losses, damages,
     133 costs, claims and expenses of any nature, including attorneys' fees at all levels, and from liability to any person,
     134 arising from the conduct of any and all inspections or any work authorized by Buyer. Buyer will not engage in any activity that
     135 could result in a mechanic's lien being led against the Property without seller's prior written consent. In the event this
     136 transaction does not dose, (1) Buyer shall repair all damages to the Property resulting from the inspections and return the Property to the condition it was in prior to conduct of
     137 the Inspections, and (2) Buyer shall, at Buyer's expense, release to seller all reports and other work generated as a result of the

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     138      Inspections. Should Buyer deliver timely notice that the Property is not acceptable, seller agrees that Buyer's deposit shall be
     139      immediately returned to Buyer and the contract terminated.

     140 Buyer (ABC) (___)and seller (GB) (GB) acknowledge receipt of a copy of this page, which is 3 of 5 pages. 8/11/05

     141      (c) walk-through inspection: Buyer may, on the day prior to closing or any other time mutually agreeable to the parties,
     142      conduct a final "walk-through" inspection of the Property to determine compliance with this paragraph and to ensure that all
     143      Property is on the premises.
     144      (d) Disclosures:
     145      1. Radon Gas: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient
     146      quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state
     147      guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained
     148      from your county public health unit.
     149      2. Energy Efficiency: Buyer may have determined the energy efficiency rating of the building, if any is located on the Real
     150      Property.

     151 8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: Seller will continue 152 to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that 153 would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially
     154 affect the Property or Buyer's intended use of the Property will be permitted [x] only with Buyer's consent [_]without Buyer's consent.

     155 9. RETURN OF DEPOSIT Unless otherwise specified in the contract, in the event any condition of this contract is not met and Buyer has
     156 timely given any required notice regarding the condition having not been met, Buyer's deposit will be returned in accordance with
     157  applicable Florida laws and regulations.

     158. 10. DEFAULT:
     159 (a) In the event the sale is not closed due to any default or failure on the part of Seller other than failure to make the
     160 title marketable after diligent effort, Buyer may either (1) receive a refund of Buyer's deposit(s) or (2) seek specific
     161 performance. if Buyer elects a deposit refund, Seller will be liable to Broker for the full amount of the brokerage fee.
     162 (b) In the event the sale is not closed due to any default or failure on the part of Buyer. seller may either (1) retain all deposit(s)

     163 paid or agreed to be paid by Buyer as agreed upon liquidated damages, consideration for the execution of this contract, and in
     164 full settlement of any claims, upon which this contract will terminate or (2) seek specific performance. if seller retains the
     165 deposit, Seller will pay the Listing and cooperating Brokers named in Paragraph 12 fifty percent of all forfeited deposits
     166 retained by Seller (to be split equally among the Brokers) up to the full amount of the brokerage fee.

     167 11. ATTORNEY'S FEES AND COSTS: In any claim or controversy arising out of or relating to this contract, the prevailing party, which for
     168  purposes of this provision will include Buyer, seller and Broker will

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     169  be awarded reasonable attorneys' fees, costs and  expenses.

     170 12. BROKERS: Neither Buyer nor seller has utilized the services of, or for any other reason owes compensation to, a licensed
     171  real estate Broker other than:
     172      (a) Listing Broker. D.R. Wilson Land company
     173      who is [_] an agent of [x] transaction broker [_] a
              nonrepresentative
     174      and who will be compensated by [x] seller [_] Buyer [_] both parties pursuant to [x] a listing agreement [_] other (specify)
     175      ________________________________________________________________
     176      ________________________________________________________________
     177      ________________________________________________________________
     178      (b) cooperating Broker: N/A
     179      who is [_] an agent of [x] transaction broker [_] a
              nonrepresentative
     180      and who will be compensated by ? Buyer [_]  Seller [_] both parties pursuant to [_]an MLS or other offer of compensation to a
     181      cooperating broker [_]other (specify)
     182      ________________________________________________________________
     183      ________________________________________________________________
     184      ________________________________________________________________
     185 (collectively referred to as "Broker") In connection with any act relating to the Property, including but not limited to inquiries;
     186 Introductions, consultations and negotiations resulting in this transaction. seller and Buyer agree to indemnify and hold Broker
     187 harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys' fees at all
     188 levels; and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2)
     189 enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of Buyer or
     190 Seller, which duty is beyond the scope of services regulated by Chapter 475, F.S., as amended, or (4) recommendations of or services
     191 provided and expenses incurred by any third party whom Broker refers, recommends or retains for or on behalf of Buyer or seller.

     192  13. ASSIGNABILITY; PERSONS BOUND: This contract may be assigned to a related entity, and otherwise [x] is not assignable
     193 [_] is assignable. The terms "Buyer", "Seller" and "Broker" may be singular or plural. This Contract is binding upon Buyer, seller
     194 and their heirs. personal representatives, successors and assigns (if assignment is permitted).

     195 Buyer (ABC)(_) and seller (GB) (GB) acknowledge receipt of a copy of this page, which is 4 of 5 pages. 8/11/05

     196 14. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this contract):

     197  [_] Arbitration                 [_] seller warranty
          [_] Existing Mortgage
     198  [_] section 1031 Exchange       [_] Coastal Construction Control line
          [x] other seller/Buyer Responsibilities
     199  [_] Property Inspection and     [_] Flood Area Hazard Zone
              Repair
          [_] other __________________

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     200  [_] Seller Representations      [x] Seller Financing
          [_] other __________________

     201 15. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between Buyer and seller, modifications of this Contract
     202 will not be binding unless in writing, signed and delivered by the party to be bound. signatures, initials, documents referenced in this
     203 contract, counterparts and written modifications communicated electronically or on paper will be acceptable for all purposes,
     204 including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this Contract prevail over
     205 preprinted terms. if any provision of this contract is or becomes invalid or unenforceable, all remaining provisions will continue to
     206 be fully effective. This contract will be construed under Florida law and will not be recorded in any public records. Delivery of any
     207 written notice to any party's agent will be deemed delivery to that party.

     208 THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER
     209 ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT 210 ARE IMPORTANTTO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR
          LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING
     211  THE EFFECT OF LAWS ON THE PROPERTY AND TRANSACTION, STATUS OF
     212 TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PROPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECILIZED ADVICE BUYER
     213 ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PROPERTY AND THAT ALL 214 REPRESENTATIONS (ORAL, WRITTEN OR OTHERWISE) BY BROKER ARE BASED ON 215 SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES
          PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY
     216 SOLELY ON SELLER, PROFESSIONAL INSPECTORS AND GOVERNMENTAL AGENCIES 217 FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS
          THAT MATERIALLY AFFECT PROPERTY VALUE.

     218  DEPOSIT RECEIPT: Deposit of $________________________ by [_] check
          [_] other ______________________________  received on
     219  _____________________ , _________________by ________________________
     220                                              Signature of Escrow Agent

     221 OFFER: Buyer offers to purchase the Property on the above terms and conditions, unless acceptance is signed by Seller and a signed copy
     222 delivered to Buyer or Buyer's agent no later than 8/15/05 Buyer may 223 revoke this offer and receive a refund of all deposits.

     224  Date:8/11/05    BUYER: /s/ Albert B. Conti    Tax ID No:
     225                  Title. President - Haber Inc. Telephone: 781-643-2727
                          Facsimile: 781-643-6164
     226                  Address: 58 Medford St., Arlington, MA 02474

     228  Date:_________  BUYER:________________        Tax ID NO: ____________
                          Title:________________        Telephone: ____________
                          Facsimile:____________
     229                  Address:_______________________________

     230 ACCEPTANCE: seller accepts Buyer's offer and agrees to sell the Property an the above terms and conditions ([_] subject to the
     231  attached counter offer).

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                               ps bozenbury.txt

     232  Date: 7/18/05   Seller: /s/ Gregg Bozenbury   Tax ID No:_____________
     233                  Title:________________        Telephone:_____________
                          Facsimile: ___________
     234                  Address: 2455   NW 16th Boulevard

     235  Date:_________  BUYER:________________        Tax ID No:_____________
     236                  Title:________________        Telephone:_____________
     237                  Facsimile:____________
                          Address:______________
     238 Buyer (ABC) (__) and seller (GB) (GB) acknowledge receipt of a copy of this page, which is 5 of 5 pages.

     The Florida Association of REALTORS makes no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a REALTOR. REALTOR is a registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS and who subscribe to its Code of Ethics. The copyright laws of the United States (17 u.s. code) forbid the unauthorized reproduction of this form by any means including facsimile or computerized forms.

     Cc-2     (C) 1997 Florida Association of REALTORS(R)   All rights reserved

                  Addendum to contract for Leasehold Lease to Purchase

          Gregg Bozenbury (seller)

          and

          Haber, Inc. or its signatories (Buyer)

          concerning the property described as:

          2455 NW 16th Boulevard, Okeechobee, FL 34972

          (the "Contract"), Buyer and Seller make the following terms and conditions part of the contract:

          A. The leasehold property -is identified as tax
          ID #1-08-37-35-0010-00000-0090. A legal, subject to survey, is
          Okeechobee county Industrial Authority Park Lot 9. Buyer has the right to verify and accept the legal description within 30 days from effective date of this contract. The purchase price is agreed to be $725,000.

          B. The Buyer shall deposit of $20,000 with escrow agent at time of contract execution. This deposit shall become nonrefundable and payable directly to Seller upon receipt of the deposit by the escrow agent. Within 90 days from the effective date of this contract, Buyer shall pay an additional $80,000 to Seller for a total deposit of $100,000 that shall be non-refundable. At that time, Buyer shall sublease from Seller the property for up to three years. The first year's rent shall be based on interest only payment on the balance of the purchase price at a 7.5% annual interest, with monthly payment. Payments for year one are estimated to be $3,906.25per month, plus sales tax, plus monthly percentage of prorated real estate tax (annual tax estimate/12). Beginning the 1st day of year two (2), an additional $50,000 principle reduction payment shall be made, along with the monthly rental payment adjusted for the new purchase price balance of $575,000, estimated to

                                    PAGE-9
                               ps bozenbury.txt

          be $3,593.75, plus tax. The final payment of $575,000shall be due a payable at the end of year three (3), less typical closing costs and prorations. The sub-lease agreement shall be in a form acceptable to seller, but shall contain only clauses generally utilized for this type of agreement and shall provide for (1) a late payment fee, (2) the right to prepay without penalty all or part of the principal at any time(s) with interest only to date of payment, (4) the balance to be due on conveyance or sale and (5) Buyer to keep property insured against loss by fire and flood with extended coverage in an amount not less than the amount of the Purchase price.

          C. The agreement is contingent on Buyer obtaining EPA, DEP, and county approval of a chemical processing plant within 90 days from the effective date.

          D. The agreement is contingent on Buyer obtaining an acceptable lease on two western adjacent parcels from Okeechobee county.

          E. The sale is contingent on property obtaining a clean environmental certificate.

          F. Seller is required to repair northeastern door(s), install a door on the rear of the building, repairing damaged drywall on the eastern side of the building, repairing lighting in workshop, replacing broken tiles on staircase and have four a/c's serviced and in good working order. G. seller may remove "wolf-print" tile from office are if he would like, however it will need to be replaced with a tile matching the remaining room tiles.



          Date: 8/15/05        Buyer: /s/ Albert B Conti       Date: 7/18/05      Seller: /s/
                                     -------------------             -------
          Gregg Bozenbury
          ---------------

          Date:

          Gregg Bozenbury      Buyer:                     Date: 7/23/05      Seller: /s/
           ---------------           ---------------            -------